EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

TARA MINERALS CORP.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

In connection with the Annual Report of Tara Minerals Corp. (the “Company”) on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission (the “Report”), Francis R. Biscan, Jr., the Principal Executive Officer and Clifford A. Brown the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

April 6, 2010

By: /s/Francis R. Biscan, Jr.

Francis R. Biscan, Jr., Principal Executive Officer

By: /s/Clifford A. Brown

     Clifford A. Brown, Principal Financial Officer